Purchase commitments, contingent liabilities and other	12 Months Ended
Mar. 31, 2024
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Purchase commitments, contingent liabilities and other
33.	Purchase commitments, contingent liabilities and other

(1)	Loan commitments
Subsidiaries in the Financial Services segment have lines of credit in accordance with loan agreements with their customers. As of March 31, 2023 and 2024, the total unused portion of the lines of credit extended under these contracts was 35,831 million yen and 50,965 million yen, respectively.

(2)	Purchase commitments
Purchase commitments for property, plant and equipment and intangible assets (excluding content assets) as of March 31, 2023 and 2024 amounted to 292,975 million yen and 160,919 million yen, respectively.

In addition to the above, Sony has purchase commitments for goods and services. There are no purchase commitments that are individually material to Sony, except for the following.
Purchase commitments in the Pictures segment as of March 31, 2023 and 2024, amounted to 137,291 million yen and 188,592 million yen, respectively. The major components of these are agreements with creative talent for the development and production of motion pictures and television programming as well as agreements with third parties to acquire completed motion pictures, or certain rights therein, and to acquire the rights to broadcast certain live action sporting events. These agreements cover various periods mainly within three years from the end of each period.
Purchase commitments in the Music segment as of March 31, 2023 and 2024 amounted to 203,167 million yen and 272,297 million yen, respectively. The major components of these are contracts with recording artists, songwriters and production and sales companies of music software and videos for the future production, distribution and/or licensing of music products. These contracts cover various periods mainly within five years from the end of each period.
Purchase commitments in the G&NS segment as of March 31, 2023 and 2024 amounted to 38,116 million yen and 33,436 million yen, respectively. The major components of these are long-term contracts for the development, distribution and publishing of game software. These contracts cover various periods mainly within five years from the end of each period.
Sony has entered into purchase contracts for materials. As of March 31, 2023 and 2024, Sony has committed to make payments of 288,260 million yen and 211,930 million yen, respectively, under such contracts.

(3)	Litigation
Sony Group Corporation and certain of its subsidiaries are defendants or otherwise involved in pending legal and regulatory proceedings. However, based upon the information currently available, Sony believes that the outcome from such legal and regulatory proceedings would not have a material impact on Sony’s results of operations and financial position.

(4)	Guarantees
Sony has issued guarantees that contingently require payments to guaranteed parties if certain specified events or conditions occur. The maximum potential amount of future payments under these guarantees as of March 31, 2023 and 2024 amounted to 458 million yen and 410 million yen, respectively.